UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 23, 2005


                                 CYTOMEDIX, INC.
             (Exact name of registrant as it appears in its charter)

         Delaware                      000-28443                 23-3011702
(State or other jurisdiction   (Commission File Number)        (IRS Employee
     of incorporation)                                       Identification No.)

                         416 Hungerford Drive, Suite 330
                            Rockville, Maryland 20850
              (Address of principal executive offices and zip code)

                                  240-499-2680
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Cytomedix, Inc. has agreed to settle its patent infringement lawsuit against Harvest Technologies Corporation, which was filed on October 23, 2003 in the U.S. District Court for the District of Massachusetts, Civil Action No. 02-12077. In connection with the settlement, Cytomedix entered into a license agreement with Harvest under which Cytomedix will receive: (1) a lump sum payment of $500,000 on the later of (a) June 28, 2005 and (b) the first business day after the entry of the order dismissing with prejudice the patent infringement lawsuit; and (2) beginning on June 30, 2005, will receive a 1.5% royalty on all of the net sales of hardware products sold by Harvest and a 7.5% royalty on disposable products sold by Harvest.

Cytomedix issued the attached press release announcing that it had agreed to settle the patent dispute and had entered into a license agreement. The press release is filed as Exhibit 99.1 and incorporated herein by reference.

Attached hereto as Exhibit 99.2 and incorporated herein by reference is the Settlement and License Agreement between Cytomedix and Harvest, dated May 23, 2005.

Item 8.01  Other Events

On May 26, 2005, Cytomedix received notice that the American Stock Exchange has approved the company's application for the listing of its common stock. This approval is contingent upon Cytomedix being in compliance with all applicable listing standards on the date it begins trading on the American Stock Exchange, and may be rescinded if Cytomedix is not in compliance with such standards.

Cytomedix issued the attached press release announcing that its listing application had been approved. The press release is filed as Exhibit 99.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

            See Exhibit Index attached hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CYTOMEDIX, INC.

                                   By:  /s/ Kshitij Mohan
                                        ----------------------
                                        Kshitij Mohan
                                        Chief Executive Officer
Date:  May 27, 2005

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

99.1                Press Release, dated May 24, 2005


99.2+ Settlement and License Agreement between Cytomedix and Harvest Technologies, Inc., dated May 23, 2005.

99.3                Press Release, dated May 26, 2005


+ Confidential Treatment requested as to certain portions, which portions have been separately filed with the Securities and Exchange Commission.